UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019

Impinj, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37824	91-2041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Fairview Avenue North, Suite 1200

Seattle, Washington 98109

(Address of Principal Executive Offices, and Zip Code)

(206) 517-5300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2019, the Board of Directors (the “Board”) of Impinj, Inc. (the “Company”) increased the size of the Board to eight directors and appointed Cathal Phelan to serve as a Class III director. The Board also appointed Mr. Phelan to the Board’s audit and compensation committees.

There are no arrangements or understandings between Mr. Phelan, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Phelan was selected as a director. There are no related party transactions between the Company and Mr. Phelan (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Phelan does not have any family relationships with any of the Company’s directors or executive officers. Mr. Phelan will participate in the outside directors’ compensation plan applicable to outside directors as described in the Company’s Form 10-K/A filed on April 29, 2019. In addition, the Company will enter into its standard form of indemnification agreement with Mr. Phelan.

Item 8.01.	Other Events.

Effective September 3, 2019, the Board, acting upon the recommendation of its nominating and corporate governance committee, approved certain changes to the composition of the Board’s standing committees as follows:

Committee	Members
Audit	Gregory Sessler (Chairperson), Tom A. Alberg, Theresa Wise and Cathal Phelan
Compensation	Clinton Bybee (Chairperson), Gregory Sessler, Theresa Wise and Cathal Phelan
Nominating and Corporate Governance	Peter van Oppen (Chairperson), Tom A. Alberg, Clinton Bybee, and Dan Gibson

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated as of September 6, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impinj, Inc.

Date: September 6, 2019	By:	/s/ Chris Diorio
Chris Diorio
Chief Executive Officer